DQE, INC.
                           ISSUANCE OF DEBT SECURITIES
                                POWER OF ATTORNEY
                                -----------------


             Each of the undersigned directors of DQE, Inc., a Pennsylvania corporation, hereby appoints Gary L. Schwass, Diane S. Eismont and Victor

   A. Roque, and each of them, his or her true and lawful attorney and agent,

   with power to act without the other and with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign and file with the Securities and Exchange

   Commission, Washington, D. C., under provisions of the Securities Act of

   1933, as amended, a registration statement or registration statements for the registration under provisions of the Securities Act of 1933, as amended, and any other rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, of not in excess of $350 million of debt securities of DQE Capital Corporation, to be guaranteed by

   DQE, Inc., and any and all amendments thereto, whether said amendments add to, delete from or otherwise alter any such registration statement or registration statements, or add or withdraw any exhibits or schedules to be filed therewith and any and all instruments in connection therewith.  Each of the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform in the name of and on behalf of the undersigned, and in any and all capacities, any act and thing whatsoever



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   required or necessary to be done in and about the premises, as full and to all intents and purposes as the undersigned might do, hereby ratifying and approving the acts of said attorneys and each of them.



                  IN WITNESS WHEREOF, the undersigned have hereunto set their hands and seals this 23rd day of March, 1999.
                        ----

   /s/  Daniel Berg
   ----------------------------                  -----------------------------
   Daniel Berg                                    William H. Knoell


                                                  /s/ David D. Marshall
   ----------------------------                  -----------------------------
   Doreen E. Boyce                                David D. Marshall


   /s/ Robert P. Bozzone                           /s/ Thomas J. Murrin
   -----------------------------                 -----------------------------
   Robert P. Bozzone                              Thomas J. Murrin


   /s/ Sigo Falk                                   /s/ Eric W. Springer
   ----------------------------                   ----------------------------
   Sigo Falk                                       Eric Springer